# OFFICE LEASE AGREEMENT

THIS OFFICE LEASE AGREEMENT is made as of this 3rd day of February 2005 between **CAPROC Third Avenue, L.L.C.**, a Michigan Limited Liability Company (hereinafter called "Landlord"), whose mailing address is 21500 Haggerty Rd. Suite 100, Northville, MI 48167 and Azur International, Inc. (a Nevada Corporation), (hereinafter called "Tenant"), whose address is: 101 NE Third Avenue Suite 1220 Fort Lauderdale FL 33301.

## WITNESSETH

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those premises (hereinafter called "Premises") outlined in red on Exhibit "A" attached hereto and made a part hereof, being Suite 1220 of project commonly known as Tower 101, consisting of the Tower 101 Building and the 101 Building (hereinafter collectively referred to as the " Project") located at 101 N.E. Third Avenue, Fort Lauderdale, FL 33301on the parcel of land (the "Property") described in attached Exhibit "B". The Premises are located in (check one) ___ the Tower 101 Building or ___ the 101 Building hereinafter referred to as the "Building". The parties agree that the Premises consists of 4,281 rentable square feet in the Building. The parties agree that for the purposes of this Lease the "Rentable Square Feet" shall mean the useable square feet of the Premises, together with an additional amount representing a portion of the Common Areas, Service Areas and other non-tenant space in the Building. Landlord and Tenant acknowledge and accept the square footage as set forth in the Lease and neither Landlord nor Tenant shall have the right to demand remeasurement or recalculation of the Rentable Square Feet amounts within the Building, Project or the Premises.

1. **<u>TERM AND POSSESSION</u>**.

(a) The term of this Lease shall be for thirty-six (36) full calendar months (or until sooner terminated or extended, as the case may be, as hereinafter provided) (the "Lease Term") beginning on the "Commencement Date" (as hereinafter defined), except that if the Commencement Date is other than the first day of a calendar month, the term of this Lease shall be extended such that it expires on the last day of a calendar month.

(b) The Commencement Date shall mean and be defined as March 1, 2005 or the date upon which Tenant takes possession of a portion of or all the Premises (save for possession for the purpose of permitting Tenant to complete improvements to the Premises). The Commencement Date shall be subject to extension under the circumstances referred to in subparagraph (c) of this Paragraph.

(c) The obligation of the Landlord, if any, to construct or install leasehold improvements for the Premises prior to commencement of the term of this Lease is set forth attached as Exhibit "C" (the Space Plan) and Exhibit "D" (the "Work Letter Agreement"). The Commencement Date shall be extended to the date the improvements that Landlord is obligated to construct or install pursuant to the Work Letter Agreement have been "Substantially Completed" (it being recognized that punch list items and other uncompleted work that does not substantially interfere with Tenant's use of the Premises may not be completed as of such date), although the Commencement Date shall not be extended for any delays in Substantial Completion attributable to one or more of the following: (1) Tenant's failure to agree to plans, specifications, or cost estimates within the time period specified in the Work Letter Agreement, (2) Tenant's request for materials, finishes or installation other than Landlord's standard, (3) Tenant's changes in plans, (4) the performance or completion (or failure) of performance by an architect, designer, contractor or other party retained by Tenant, and/or (5) any other delay which is attributable to Tenant's act or omission. The Premises shall be deemed Substantially Completed for the purposes of this Lease and possession delivered when Landlord has completed the work to be constructed or installed by Landlord pursuant to the provisions of the Work Letter Agreement to the point at which a Certificate of Occupancy or the equivalent for the Premises is available from the City of Fort Lauderdale, subject only to the completion of items on Landlord's punch list, or would be available if upon the completion or installation of all telephone and other communications facilities and equipment and other work or improvements to be performed or installed by Tenant. In the event of any dispute as to when and whether the work performed or required to be performed by Landlord has been Substantially Completed, the Certificate of Occupancy or equivalent document issued by the local governmental authority, or a certificate executed by Landlord's architect confirming Substantial Completion, shall be conclusive evidence of such completion, effective on the date of delivery of a copy or equivalent document of any such certificate to Tenant. When the Commencement Date has been determined the parties shall enter into a Supplement to this Lease stipulating the Commencement Date and Termination Date of this Lease.

(d) If the Commencement Date is other than on the first day of the month, Tenant shall pay proportionate rent at the same monthly rate set forth herein (also in advance) for such partial month and all other terms and conditions of this Lease shall be in force and effect during such partial month.

(e) In the event Landlord fails to deliver the Premises on or before the Commencement Date set forth in subparagraph (a) because the Premises are not then ready for occupancy, or because the previous occupancy of the Premises is holding over, or for any other cause beyond Landlord's control, Landlord shall not be liable to Tenant for any damages as a result of Landlord's delay in delivering the Premises and Tenant's sole remedy shall be the postponement of the Commencement Date pursuant to subparagraph (c) of this Paragraph. In no event shall Landlord be liable for any consequential or indirect damages on account of any failure of Landlord to deliver the Premises within the times specified in this Agreement.

(f) The taking of possession by Tenant shall be deemed conclusively to establish that the Project, other improvements, and the leasehold improvements for the Premises have been completed in accordance with the plans and specifications therefore and the Work Letter Agreement, and are in good and satisfactory condition as of when possession was so taken except for such items as are listed by Tenant in writing as punch list items within seven (7) days after Tenant takes possession. Promptly following the Commencement Date Tenant shall execute and deliver to Landlord a letter of acceptance of

Landlord ____ Tenant ____

delivery of the Premises, such letter to be on Landlord's standard form therefore.

(g) For the purposes of this Lease, Lease Year shall mean each twelve (12) month period beginning on the Commencement Date and each anniversary of the Commencement Date (or the first day of the succeeding calendar month following the month in which Commencement Date occurs should such date be on any day after the first day of a calendar month), extending until the last day of each twelve (12) full calendar month period thereafter. For example, if the Commencement Date is May 15, 2005, the first Lease Year shall begin on June 1, 2005 and end on May 31, 2006, and each Lease Year thereafter shall commence on June 1 and extend to May 31 of the following year until the end of the term of the Lease.

(f) Termination Option. Tenant shall have the one-time option to terminate this Lease at the end of the eighteenth (18th) month of the Lease (the "<u>Termination Date</u>"), provided Tenant gives notice thereof to Landlord not less than ninety (90) days prior to the Termination Date and provided Tenant is not in default under the Lease at the time of the giving of such notice nor on the Termination Date. Additionally, Tenant's right to terminate hereunder is conditioned upon the payment in full by Tenant, at the time Tenant delivers notice to Landlord that it is exercising its termination right hereunder, of: (i) all Rent through and including the Actual Termination Date; and (ii) the cash sum of $1,000.00 (collectively, the "<u>Termination Payment</u>"). After Landlord's receipt of the Termination Payment, and so long as Tenant has surrendered the Premises in the condition required under this Lease, neither party shall have any rights, liabilities or obligations under this Lease for the period accruing after the Termination Date, except those which, by the provisions of this Lease, expressly survive the termination of this Lease.

2. **<u>RENTAL.</u>**

(a) **<u>Base Rental</u>**. Tenant shall pay to Landlord throughout the Lease Term a base rental of Sixteen and <u>00/100 Dollars ($16.00)</u> per square foot which totals <u>Sixty Eight Thousand Four Hundred Ninety-Six Dollars</u> ($68,496.00) per annum payable in equal monthly installments of Five Thousand Seven Hundred Eight <u>Dollars ($5,708.00)</u> per month plus any and all sales, use, transaction, or comparable tax(es) applicable thereto. Said base monthly rental (hereinafter referred to as the "Base Rental") shall be subject to adjustment as hereinafter provided in this Lease. Any and all such Base Rental, together with all tax(es) thereon, shall be due and payable in advance on or before the first day of each month during the Lease Term, without demand, deduction or offset at the office of Landlord or to such other person or at such other place as Landlord may designate in writing. The initial installment of Base Rent shall be due and payable on the date of Tenant's execution hereof. If this Lease commences on a day other than the first day of a calendar month, the Base Rental for the fractional month shall be appropriately prorated.

(b) <u>Late Fee</u>: Tenant recognizes that late payment of any Rent (as hereinafter defined) or other sum due hereunder from Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Rent or any other payment due hereunder from Tenant to Landlord remains unpaid five (5) days after the same is due, the amount of such unpaid Rent or other payment shall be increased by a late charge to be paid Landlord by Tenant in an amount equal to five percent (5%) per month of the amount of the delinquent Rent or other payment. The amount of the late charge to be paid to Landlord by Tenant for any particular month shall be computed on the aggregate amount of delinquent Rent and other payments, including all accrued late charges then outstanding. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The terms of this paragraph in no way relieve Tenant of the obligation to pay Rent or other payments on or before the date on which they are due, nor do the terms of this paragraph in any way affect Landlord's remedies pursuant to Paragraph 18 of this Lease in the event said Rent or other payment is unpaid after the date due.

(c) <u>Sales Tax</u>: Tenant shall pay to Landlord monthly the equivalent of six percent (6%) of all amounts paid as Rent hereunder, which sum is to be paid to the State of Florida by the Landlord in respect of sales or use taxes. Should such tax rate change under the Florida Sales Tax Statute or other applicable statutes, Tenant will pay Landlord the amounts reflective of such changes. Tenant shall pay Landlord in conjunction with all sums due hereunder, any and all applicable sales, use or other similar tax and any interest or penalties assessed thereon ("Sales Tax") simultaneously with such payment.

(d) **<u>Annual Adjustment</u>**: The Base Rental payable hereunder shall be subject to adjustment on first day of the second Lease Year and the first day of each Lease Year thereafter, in the following manner:

> The Base Rental as described in Paragraph 2(a) shall be increased by four percent (4%) on the anniversary date of each year.

(e) **<u>Utilities and Janitorial Services</u>**: Landlord will provide electric power, heat or air conditioning (appropriate to the season) to the Premises during the Hours of Business as defined herein. Landlord will cause the Premises to be cleaned and generally cared for by its janitor Monday through Friday. Landlord will not be liable in damages by abatement of rent or otherwise for failure to furnish janitorial service when such failure to furnish or delay in furnishing is caused in whole or in part by the need for repairs, a strike or labor controversy, any accident or casualty, unauthorized acts or default by janitors or other Tenants or any cause beyond the reasonable control of Landlord. At no time shall Tenant change the locks or re-key doors without the Landlord's prior knowledge and written consent. Violation of this provision shall constitute an act of default under this Lease.

(f) **<u>Operating Expenses</u>**: In addition to the Base Rental, Tenant shall pay to the Landlord for each month of each calendar year without demand, deduction, or setoff as "Additional Rent", (which amounts along with any other amounts or charges which may become due or payable by Tenant to Landlord may collectively or separately be referred to as "Rent" hereunder) Tenant's Proportionate Share of the Operating Expenses of the Project. "Operating Expenses of the Project", shall mean all expenses of every kind incurred by Landlord with respect to the ownership, management, operation, improvement,

Landlord ____ Tenant ____

promotion and maintenance of the Project, the land under the Project, and the Property, including the parking lot, landscaping and appurtenances and any property taxes, assessments, governmental charges and owners' dues of any kind and nature whatsoever adjusted to reflect a Fully Occupied (as defined below) building. Without limiting the generality of the foregoing, Operating Expenses shall include all general and special real estate or ad valorem taxes or special assessments levied against the Project or the Property by any governmental or quasi-governmental authority or any taxes or assessments which shall be levied on the Project or the Property in lieu of or in addition to all or any portion of any such real estate taxes or assessments, or which shall be levied on the rentals of the Project (other than net income taxes and sales or use taxes paid by Tenant pursuant to subparagraph (d) of this Paragraph), or which shall be levied on Landlord as a result of the use, ownership or operation of the Project or the Property; the cost of supplies; costs incurred in connection with all energy sources for the common areas of the Project such as propane, butane, natural gas, steam, electricity, solar energy and fuel oil; the costs of water and sewer services; janitorial services to common areas; general maintenance and normal repair of the Project, including the heating and air conditioning systems of the Project; landscaping maintenance; maintenance, repair, striping and replacement of all parking areas furnished by Landlord for use by tenants of the Project; the cost of rubbish removal, and service contracts for the elevator, HVAC and alarm systems of the Project; the cost of each security guard and protection services as may be deemed reasonably necessary by Landlord; insurance in amounts and coverages determined by Landlord, including fire and extended coverage, rental interruption, sprinkler leakage, plate glass and public liability insurance (but Tenant shall have no interest in such insurance or the proceeds thereof); reasonable labor costs incurred in the operation and maintenance of the Project, including wages and other payments, costs to Landlord of Workmen's Compensation and disability insurance, payroll taxes, and welfare fringe benefits; professional Project management fees; legal, accounting, inspection and consultation fees incurred in connection with the Project to the extent required by any governmental authority or any other inspection or consultation fees required for the normal prudent operation of the Project and not normally the responsibility of the managing agent; the cost of any machinery or equipment installed in the Project which is made or becomes operational, as the case may be, after the Commencement Date, which costs shall be amortized over the useful life of the capital improvement (as reasonably estimated by Landlord's accountant); all other common area costs and expenses relating to the Project and all other charges properly allocable to the repair, operation and maintenance of the Project.

Each calendar year on or before March 1 or as soon thereafter as is reasonably possible, Landlord shall deliver to Tenant a statement setting forth Landlord's reasonable estimate of the Operating Expenses of the Project for the current calendar year and Tenant shall pay monthly as Additional Rent an amount equal to one twelfth (1/12th) of Tenant's Proportionate Share of the estimated Operating Expenses of the Project. On or before March 1 of each calendar year during the Lease Term and any renewals hereunder, Landlord shall determine the actual Operating Expenses for the Project for the previous calendar year and shall furnish to Tenant a statement (the "Expense Statement") which shall set forth the actual Operating Expenses of the Project for the previous calendar year and shall allow Tenant or an authorized representative of Tenant, a reasonable opportunity to review such records. Landlord agrees to keep true and accurate records in accordance with generally accepted accounting principles of the Operating Expenses of the Project. After delivery of the Expense Statement, there shall be an adjustment between Landlord and Tenant such that after said adjustment Tenant will have paid the Additional Rent amount due in accordance with this paragraph (including applicable sales and use taxes). Payment pursuant to said adjustment to Landlord or Tenant, as the case may be, taking due account of any sales or use tax to be paid or refunded thereon, shall be made within thirty (30) days of the date of Tenant's receipt of the Expense Statement. All obligations for the payment of Tenant's Proportionate Share of the Operating Expenses of the Project as Additional Rent as provided herein, shall survive the Termination of the Lease until, in the calendar year following the date of Termination, Landlord delivers to Tenant its reasonable estimate of the Operating Expenses of the Project and the adjustment between Landlord and Tenant in accordance with this paragraph has been fully completed. This specifically includes Tenant's obligation to pay any Additional Rent amounts due (including applicable sales and use taxes) as provided herein.

The Operating Expenses shall be determined as though the Project was occupied at the actual occupancy rate or at occupancy rate of ninety-five (95%) percent, whichever is higher ("Fully Occupied"). Notwithstanding the foregoing, in the event the total square footage of the Project is not ninety-five (95%) percent occupied during any given calendar year, appropriate adjustments shall be made to determine both the estimated and actual Operating Expenses as though the same had been ninety five (95%) percent occupied for the full calendar year. The Operating Expenses for Tower 101 and The 101 Building shall be determined by allocating the total rentable square feet of the respective building (Tower 101 or 101 Building) by the total Project square footage. "The Project Proportionate Share" is the amount that is equivalent to the percentage determined by dividing the rentable square feet of the respective building (Tower 101 of 177,080 RSF or 101 Building of 51, 042 rsf) by the rentable square footage of the total project approximately 228,122 rentable square feet. For the purpose of this Lease Tower 101 Proportionate Share of the total project shall be 77.63 % and 101 Building Proportionate Share of the total project shall be 22.37%. Proportionate Share of the Project shall be adjusted in accordance with the formula set forth above if additional space is added or deleted from the Project. In instances where an Operating Expense is only attributable to either the Tower 101 Building or the 101 Building, the Landlord in its sole discretion may either allocate such expense proportionately to the Project or allocate such expense only to the Tower 101 Building or the 101 Building. In such event, only tenants in the Tower 101 Building will proportionately share in expenses only allocated to the Tower 101 Building and only tenants in the 101 Building will proportionately share in expenses only allocated to the 101 Building.

The Operating Expenses are estimated at $11.40 per square foot for Calender year 2005.

(g) <u>Tenant's Proportionate Share</u>: Tenant's Proportionate Share of Operating Expenses. Tenant's "proportionate share" as used in this Lease with respect to the Building shall mean a fraction the numerator of which shall be the rentable area contained in the Premises and the denominator of which shall be the rentable area contained in the Building, as determined by Landlord. Tenant's "proportionate share" as used in this Lease with respect to costs relating to more than the Project, shall mean a fraction the numerator of which shall be the rentable area contained in the Premises and the denominator of which shall be the rentable area of all buildings, as determined by Landlord, within the Project, as determined by Landlord.

Landlord ____ Tenant ____

3. **SECURITY DEPOSIT.** Tenant hereby deposits with Landlord on the date hereof the sum of Eleven Thousand Four Hundred Sixteen Dollars ($11,416.00) which sum shall be held by Landlord, without obligation for interest, as security for the full, timely and faithful performance of Tenant's covenants and obligations under this Lease. It is understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any default or event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such funds to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by any event of Tenant's default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant or Tenant's last permitted assignee at such time after termination of this Lease when Landlord shall have determined that all Tenant's obligations under this Lease have been fulfilled. Landlord shall not be required to keep any security deposit separate from its general funds. Upon the occurrence of any events of default or default as described in this Lease, said security deposit shall become due and payable to Landlord. Subject to other terms and conditions contained in this Lease, if the Project is conveyed by Landlord, said deposit may be turned over to Landlord's grantee, and if the security deposit is so turned over Tenant hereby releases Landlord from any and all liability with respect to said deposit and its applications or return. The security shall be transferred to any successor in interest to Landlord hereunder and notice of such transfers given to Tenant within five (5) days after such transfer. Upon such transfer and notice, the transferor shall no longer be liable for the security but the transferee shall become liable.

4. **OCCUPANCY AND USE.**

(a) Tenant shall use and occupy the Premises for general office purposes and for no other purpose without the prior written consent of Landlord.

(b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them, nor use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purposes or for any business, use or purpose deemed to be disreputable or inconsistent with the operation of a first class office building, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the Premises. In the event Tenant is not in compliance with this Paragraph 4 at any time during the Lease Term, Landlord may, at its option, (i) correct to the best of its ability the noncompliance, in which case all expenses associated therewith shall be borne by Tenant, or (ii) pursue other remedies available to it under this Lease or at law.

5. **COMPLIANCE WITH LAWS.** Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Project in which the Premises are situated or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner, and Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises. Landlord represents that to the best of its knowledge the Building and the Premises complies with all governmental laws, ordinances and applicable regulations as of the date Tenant takes possession of the Premises, including Americans with Disability Act compliance. Subsequent to Tenant taking possession in the event Tenant's use of the Premises indirectly or directly shall result in the need to alter any common areas of the Project in order to comply with Americans with Disabilities Act requirements, or other governmental requirements, Tenant shall pay all costs associated thereto on demand by Landlord.

6. **ALTERATIONS.** Subsequent to the completion of the Tenant Interior Improvements as set forth in Exhibit "D", if any, Tenant shall not make or suffer to be made any alterations, additions, or improvements in, on, or to the Premises or any part thereof without the prior written consent of Landlord; and any such alterations, additions, or improvements in, on or to said Premises, except for Tenant's movable furniture and equipment, shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant. In the event Landlord consents to the making of any such alterations, additions, or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with plans and specifications approved by Landlord, and any contractor or person selected by Tenant to make the same, and all subcontractors, must first be approved in writing by Landlord, or, at Landlord's option, the alteration, addition or improvement shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof upon demand. Upon the expiration or sooner termination of the term herein provided, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any or all alterations, additions, or improvements made by or for the account of Tenant which are designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition.

7. **REPAIR.** By taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair, subject only to completion of punch list items as required under Paragraph 1(f) above. Tenant shall, at all times during the term hereof at Tenant's sole expense, keep the Premises and every part thereof in good order, condition and repair, excepting ordinary wear and tear, damage thereto by fire, earthquake, act of God. Tenant shall upon the expiration or sooner termination of the term hereof, unless Landlord demands otherwise as in Paragraph 6 hereof provided, surrender to Landlord the Premises and all repairs, changes, alterations, additions and improvements thereto in the same condition as when received, or when first installed, ordinary wear and tear, damage by fire, earthquake or act of God excepted. It is hereby understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specified in the Work Letter Agreement, and that no representations respecting the condition of the Premises or the Project have been made by Landlord to Tenant, except as

Landlord ___ Tenant ___

specifically herein set forth.

8. **LIENS**. Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection herewith shall be considered additional Rent and shall be payable to it by Tenant on demand and with interest at the rate of eighteen percent (18%) per annum, provided, however, that if such rate exceeds the maximum rate permitted by law such maximum legal rate shall apply; the interest rate so determined is hereinafter called the "Agreed Interest Rate". Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project, and any other party having an interest thereto from mechanics and materialmen's liens, and Tenant shall give to Landlord at least five (5) business days prior written notice of commencement of any construction on the Premises. Landlord and Tenant hereby give notice that no party providing labor, services or materials for the improvement of the Premises for or at the direction of Tenant shall be entitled to a lien against Landlord's interest in the Premises, including Landlord's fee simple title to the Property and the Project but must look instead only to Tenant and Tenant's interest under this Lease to satisfy such claims.

9. **ASSIGNMENT AND SUBLETTING.**

(a) Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, sublet the Premises or any portion thereof or suffer any other person to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord, which consent may be withheld by Landlord as provided herein, nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law. Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) nor more than ninety (90) days after the date of Tenant's notice) to sublet the Premises or any portion thereof for any part of the term hereof or to assign the Tenant's interest under this Lease. Tenant shall supply Landlord with such information, financial statements, verifications and related materials as Landlord may request or desire to evaluate the written request to so sublet or assign; and in such event Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice and all of the aforesaid materials, to either refuse to consent to the proposed subletting or assignment or to terminate this Lease as to the portion of the Premises described in Tenant's notice and such notice from Landlord shall, if given, terminate this Lease with respect to the portion of the Premises therein described as of the date stated in Tenant's notice. Said notice by Tenant shall state the name and address of the proposed subtenant or assignee, and (if a proposed subtenant) Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice. If said notice shall specify all of the Premises and Landlord shall give said termination notice with respect thereto, this Lease shall terminate on the date stated in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all of the Premises, the Rent defined and reserved herein above and as adjusted pursuant to Paragraph 2 (e) and Paragraph 2 (f) shall be adjusted by Landlord and this Lease as so amended shall continue thereafter in full force and effect. If Landlord, upon receiving said notice from Tenant with respect to the subletting or assignment of all or any portion of the Premises, shall not exercise its right to terminate, Tenant hereby agrees that Landlord shall be entitled to unconditionally withhold its consent to any such sublease or assignment if the proposed subtenant or assignee is a prospective tenant for other space within the Project or for space within any other buildings owned and/or managed by Landlord or affiliated entities, if the Project within which the Premises are located is not one hundred percent (100%) leased, or if the proposed subtenant or assignee is not of character, financial credibility and strength, or if such subtenant or assignee's proposed usage of the Premises is not acceptable to Landlord in its sole and absolute discretion. Tenant hereby agrees that Landlord may condition its consent to any such sublease or assignment upon the following: (i) any such sublease or assignment must be on the same terms and conditions as are contained in this Lease; and (ii) if the sublease or assignment is at a rental rate greater than the rental rate required in this Lease and such sublease or assignment is approved by Landlord, Tenant agrees to pay to Landlord all of the amount of rent required in the sublease or assignment in the excess of the rent required under this Lease. Tenant shall, at Tenant's own cost and expense, discharge in full any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Lease is terminated pursuant thereto and rented by Landlord to the proposed subtenant or any other tenant.

(b) Any subletting or assignment hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this paragraph, the assignee or subtenant shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord promptly after execution, an executed copy of such sublease or assignment and an agreement of said compliance by each sublease or assignee.

Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease that does not comply with the provisions of Paragraph 9 shall be void.

(c) Notwithstanding the above, Tenant may transfer all or part of its interest in this Lease or all or part of the Premises (a "Permitted Transfer") to the following types of entities (a "Permitted Transferee") without the consent of Landlord:

(1) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) Tenant's

Landlord ___ Tenant ___

obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the date of execution of this Lease; or

(2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's assets if such entity's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the date of execution of this Lease.

Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the use permitted under the Lease, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building or the Project, Landlord or other tenants of the Complex. No later than five (5) business days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with (A) copies of the instrument effecting any of the foregoing Transfers, (B) documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer, and (C) evidence of insurance as required under this Lease with respect to the Permitted Transferee. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "Tangible Net Worth" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to the terms of this Section 9.

10. **INSURANCE AND INDEMNIFICATION.**

(a) Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises or the Property by or from any cause whatsoever, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Project, or caused by gas, fire, or explosion of the Project or any part thereof.

(b) Tenant shall hold Landlord harmless from and defend the Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (i) occurring in, on or about the Premises or any part thereof, or (ii) occurring in, on or about any facilities (including without limitation, elevators, stairways, passageways, sidewalks, parking lots or hallways), the use of which Tenant may have in conjunction with other tenants of the Project, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees. Tenant further agrees to indemnify and hold harmless Landlord against and from any and all claims by or on behalf of any work or thing whatsoever done by Tenant in or about or from transactions of Tenant concerning the Premises, and will further indemnify and hold Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees, licensees or invitees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any of the aforementioned claims or actions or proceedings brought thereon. Furthermore, in case any action or proceeding be brought against Landlord by reason of any of the aforementioned claims or liabilities, Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Lease with respect to any claims or liability, occurring prior to such expiration or termination shall survive any such expiration or termination.

(c) Tenant agrees to purchase at its own expense and to keep in force during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of One Million Dollars ($1,000,000.00) for property damage and Two Million Dollars ($2,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall: (i) name Landlord and Landlord's property manager, Pension Asset Management, Inc., as an additional insured and insure Landlord's contingent liability under this Lease (except for the worker's compensation policy, which shall instead include waiver of subrogation endorsement in favor of Landlord), (ii) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of Florida, and (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.

11. **WAIVER OF SUBROGATION.** Each of the Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance for any loss or damage to property caused by fault or negligence covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for which such party may be responsible, including any other tenants or occupants of the remainder of the Project in which the Premises are located; provided however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at the time and in any event only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to coverage thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra costs shall be charged therefore, each party shall advise the other thereof and of the amount of the extra cost and the other party, at its election, may pay the same, but shall not be obligated to do so. If such other

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party fails to pay such extra cost, the release provisions of this paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releasor's insurance.

12. **SERVICES AND UTILITIES.**

(a) Landlord shall maintain the public and common areas of the Project, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Project, the mechanical, plumbing and electrical equipment serving the Project, and the structure itself, in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense. In the event Tenant requires or needs to have one or more separate systems of either heating, ventilating, air conditioning or other similar systems over and above that provided, the installation, care, expenses and maintenance of each such system shall be borne by and paid for by Tenant.

(b) Provided the Tenant shall not be in default hereunder, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Project, Landlord agrees to furnish to the Premises during Ordinary Business Hours (as defined hereunder) of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Sundays and legal holidays), heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, elevator service, and janitorial services to the Premises at the intervals and to the levels of the standard janitorial services for the Project established by Landlord from time to time.

(c) Landlord shall be under no obligation to provide additional or after Ordinary Business Hours heating or air conditioning, but if Landlord elects to provide such services at Tenant's request, Tenant shall pay to Landlord a reasonable charge for such services as determined from time to time by Landlord. Tenant agrees to keep and cause to be kept closed all window coverings, if any, when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of said heating, ventilating and air conditioning system and to comply with all laws, ordinances and regulations respecting the conservation of energy. Whatever heat generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of electricity and/or water therefore, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord agrees to furnish to the Premises electricity for general office purposes and water for common men's and women's lavatories and drinking purposes, subject to the provisions of subparagraph 12 (d) below. Landlord shall in no event be liable for any interruption or failure of utility services in, on or to the Premises, and no such interruption or failure shall constitute a partial or whole constructive eviction or entitle Tenant to abate or set off against the Rent, whether or not such interruption or failure results from Landlord's negligence, but Landlord will exercise due diligence to restore interrupted service.

(d) Tenant will not without the written consent of Landlord use any apparatus or device in the Premises, including without limitation, electronic data processing machines, punch card machines, and machines using excess lighting or current, which will in any way increase the amount of electricity or water usually furnished or supplied for the use of the Premises as general office space, nor connect with electric current, except through existing electrical outlets in the Premises. If Tenant in Landlord's judgment shall require water or electric current or any other resource in excess of that usually furnished or supplied for the use of the Premises as general office space (it being understood that such excess may result from the number of fixtures, apparatus and devices in use, the nature of such fixtures, apparatus and devices, the hours of use, or any combination of such factors), Tenant shall first procure the consent of Landlord, which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resources consumed for any such other use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electric current or other resource consumed, as shown by said meters, at the rates charged by the local public utility, furnishing the same, plus any additional expenses incurred in keeping account of the water, electric current or other resource so consumed. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated or set off by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services specified in this Paragraph, (ii) failure to furnish or delay in furnishing any such utilities or services specified in this Paragraph when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or the Project, (iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption.

(e) Any sums payable under this Paragraph 12 shall be considered additional Rent and may be added to any installment of rent thereafter becoming due and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of Rent.

(f) Tenant shall not provide any janitorial services without Landlord's written consent and then only subject to supervision of Landlord and by a janitorial contractor or employees at all times satisfactory to Landlord. Any such services provided by Tenant shall be at Tenant's sole cost and shall be Tenant's sole risk and responsibility.

(g) Ordinary Business Hours shall mean 7:00 a.m. to 7:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m., Saturday, fifty-two (52) weeks per year, except for legal holidays and any other holiday as may be determined and acknowledged by Landlord from time to time. After hours air conditioning will be available for Tenant's use at $35.00 per hour, upon 24 hour advance notice.

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13. **ESTOPPEL CERTIFICATE**. Tenant agrees to furnish from time to time when requested by Landlord, the holder of any deed of trust or mortgage or the lessor under any ground lease covering all or any part of the Project or the improvements therein or the Premises or any interest of Landlord therein, a certificate signed by Tenant confirming and containing such factual certifications and representations as may be reasonably requested by Landlord, the holder of any deed of trust or mortgage or the lessor under any ground lease covering all or any part of the Project or the improvements herein or the Premises or any interest of Landlord therein, including without limitation:

(a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications);

(b) that there have been no defaults thereunder by Landlord or Tenant (or if there have been defaults, setting forth the nature thereof),

(c) the date to which the rent and other charges have been paid, if any, and

(d) the amount of the security deposit.

Tenant shall, within ten (10) days following receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord, and Tenant's failure to deliver such statement within such time shall be a default under this Lease. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within the foregoing ten (10) day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in the certificate sent to Tenant by Landlord, and Landlord, any holder of a deed of trust or mortgage, any lessor under a ground lease and any purchaser of the Project may rely upon the accuracy of such certificate.

14. **HOLDING OVER**. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Premises or any part thereof after such termination, then Landlord may at its option, serve written notice upon Tenant that such holding over constitutes any one of: (i) renewal of this Lease for one year, and from year to year thereafter, (ii) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, or (iii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the monthly rental [or daily rental under (iii)] shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to double the Rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (iii) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the Rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from a retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants or obligations herein on Tenant's part to be performed.

15. **SUBORDINATION**. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be and is hereby made junior, inferior, subject and subordinate in all respects and at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project or the land upon which the Project is situated or both, and (b) the lien or interest of any mortgage or deed to secure debt which may not exist or hereafter be executed in any amount for which said Project, land ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security (any such lease, mortgage or deed being referred to in this Paragraph as a "Mortgage"). Notwithstanding the foregoing, Landlord or the holder of a Mortgage shall have the right to subordinate or cause to be subordinated any Mortgage to this Lease. In the event that any Mortgage is foreclosed or a conveyance in lieu of foreclosure is made for any reason, or if any underlying lease terminates, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant agrees to execute such non-disturbance and attornment agreements as the holder of any Mortgage may reasonably require. Upon a request by Tenant, Landlord shall use reasonable efforts to request the holder of the Mortgage to agree to recognize Tenant's rights under this Lease in the event of a foreclosure or deed in lieu of foreclosure of the Mortgage so long as Tenant is not in default under the terms of this Lease. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any Mortgage. Tenant hereby irrevocably appoints Landlord as attorney in fact of Tenant to execute, deliver and record any such documents in the name and on behalf of Tenant.

16. **RE-ENTRY BY LANDLORD**. Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants, to post notices of non-responsibility and to alter, improve or repair the Premises and any portion of the Project of which the Premises are a part or to which access is conveniently made through the Premises, without abatement of Rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of work to be performed, provided that entrance to the Premises shall not be blocked thereby and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon and about the Premises, and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portions thereof obtained by Landlord by any of said means or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction, actual or constructive, of Tenant from the Premises

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or any portions thereof. Landlord shall also have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefore, to change the arrangement and/or location of entrances or passageways, doors and doorways and corridors elevators, stairs, toilets or other public parts of the Project and to change the name, number or designation by which the Project is commonly known.

17. **INSOLVENCY OR BANKRUPTCY.** The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any section taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall at Landlord's option, constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under bankruptcy, insolvency or reorganization proceedings.

18. **DEFAULT.** The following events shall be deemed to be events of default by Tenant under this Lease:

(a) Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the Rent herein reserved, any other amount treated as additional Rent hereunder, or any other payment or reimbursement to Landlord required herein, including without limitation, any applicable sales, use, transaction or comparable taxes, whether or not treated as additional Rent hereunder, and such failure shall continue for a period of five (5) days from the date such payment was due; or

(b) Deleted;

(c) Tenant shall fail to vacate the Premises immediately upon termination of this Lease by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

(d) If, in spite of the provisions hereof, the interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

(e) This Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party in violation of this Lease except as permitted herein; or

(f) Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors, unless such action will permit Tenant to continue performance of this Lease; or

(g) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant shall be instituted against Tenant, or a receiver or trustee shall be appointed of substantially all of the property of Tenant, and such proceeding shall not be dismissed or such receivership or trusteeship vacated within sixty (60) days after such institution or appointment unless such action will permit Tenant to continue performance of this Lease; or

(h) Tenant shall fail to comply with any other term, provision or covenant of this Lease and shall not cure such failure within twenty (20) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant.

19. **REMEDIES.** Upon the occurrence of any such events of default described in the Paragraph 18 or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever;

(a) Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

(b) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender and vacate the Premises immediately, and deliver possession thereof to Landlord and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom. Tenant hereby waiving any right to claim damage for such re-entry and expulsion and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder to operation of law.

(c) Upon termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages for the loss of its bargain, and not as a penalty, each of the following (i) all Rent, including any amount treated as additional Rent hereunder and other sums due and payable by Tenant on the date of termination, plus (ii) the unamortized cost to Landlord, computed and determined in accordance with generally accepted accounting principles, of any leasing commissions paid by Landlord with respect to this Lease and any tenant improvements installed or paid for by Landlord pursuant to this Lease, plus (iii) an amount equal to the difference between (y) the then present value of the amount of Rent, including the Base Rental and any amounts treated as additional Rent hereof and other sums provided herein to be paid by Tenant, for the residue of the stated term hereof, including expenses hereinafter described in subparagraph (d) relating to recovery of the Premises, preparation for reletting and for reletting itself, over (z) the then present value of the aggregate fair rental value of the

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Premises for the residue of the stated term hereof, plus (iv) the cost of performing any other covenants which would have otherwise been performed by Tenant, plus (v) any damages in addition thereto, including reasonable attorneys' fees and court costs, which Landlord shall have sustained by reason of the breach of any of the covenants of this Lease other than for the payment of Rent. For the purposes of calculating the amount payable under subclause (iii) of this subparagraph, the present value of the Rent and the present value of the fair rental value of the Premises over the residue of the term shall be computed on the basis of a seven (7%) percent per annum discount factor from the respective dates upon which the rentals would have been payable. Furthermore, in calculating the amount of Rent payable hereunder for the residue of the term, the amount of the Additional Rent payable under Paragraph 2(f) above shall be deemed to be the amount of the Additional Rent payable for the Lease Year prior to the Lease Year in which this Lease is terminated, increased for the Lease Year in which the termination occurs and each Lease Year thereafter by an interest factor established by Landlord as its good faith estimate of the amount by which the costs reflected in such Additional Rent will increase during the residue of the term.

(d) (i) Upon any termination of Tenant's right to possession only without termination of the Lease, Landlord may at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (b) above, without such entry and possession terminating the Lease or releasing Tenant in whole or in part, from any obligation, including Tenant's obligation to pay the Rent, including any amounts treated as additional Rent hereunder for the full term. In any such case, Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the Rent including any amounts treated as additional Rent hereunder, for the residue of the stated term hereof plus any other sums provided herein to be paid by Tenant for the remainder of the Lease term, which shall be reduced to present value in accordance with paragraph (c) above.

(ii) Landlord may, but need not, relet the Premises or any part thereof for such Rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as part of a larger area, and the right to change the character and the use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses for reletting including, without limitation, any broker's commission, tenant improvement expenses or allowances in lieu thereof incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all Rent, including any amounts treated as additional Rent hereunder and other sums reserved in this Lease for the remaining term hereof, together with the costs or repairs, alterations, additions, redecorating and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including attorneys' fees, broker's commissions and tenant improvements or allowances in lieu thereof), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time.

(e) Landlord may, at Landlord's option, enter into and upon the Premises with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional Rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

(f) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or at equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or any damage accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease, nor an acceptance of a surrender of the Premises be valid or effective, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of Rent or other payments hereunder after the occurrence of any event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay reasonable attorneys' fees so incurred.

Without limiting the foregoing, to the extent permitted by law, Tenant hereby: (i) appoints and designates the Premises as a proper place for service of process upon Tenant, and agrees that service of process upon any person apparently employed by Tenant upon the Premises or leaving process in a conspicuous place within the Premises shall constitute personal

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service of such process upon Tenant (provided, however, Landlord does not hereby waive the right to serve Tenant with process by any other lawful means); and (ii) expressly waives any right to trial by jury.

20. **DAMAGE BY FIRE, ETC.**

(a) If the Project, improvements or Premises are rendered partially or wholly untenantable by fire or other casualty and if such damage cannot, in Landlord's reasonable estimation, be materially restored within two hundred (200) days of such damage, then Landlord or Tenant may, , terminate this Lease as of the date of such fire or casualty. Landlord or Tenant shall exercise its option provided herein by written notice to the other party within sixty (60) days of such fire or other casualty. For purposes hereof, the Project, improvements or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

(b) If this Lease is not terminated pursuant to this Paragraph 20, then Landlord shall proceed with all due diligence to repair and restore the Project, improvements or Premises, as the case may be (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term of this Lease exclusive of any option which is unexercised at the date of such damage, and further except that Landlord's obligation to repair or restore the Premises shall be limited to repairing or restoring the same to their condition prior to the execution of this Lease, and shall not extend to repairing or restoring improvements made to the Premises by or for Tenant, or to repairing or replacing Tenant's furniture, equipment or fixtures). Landlord's obligation to repair and restore the Project, improvements or Premises is conditioned on the proceeds of insurance actually paid to Landlord being sufficient to pay the cost of such restoration and repair.

(c) If this Lease shall be terminated pursuant to this Paragraph 20, the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the term hereof. If this Lease shall not be terminated by Landlord pursuant to this Paragraph 20 and if the Premises are untenantable in whole or in part following such damage, the Rent payable during the period in which the Premises are untenantable shall be reduced in proportion to the part of the Premises rendered untenantable as compared to the entire Premises.

In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements that may have been placed in or about the Premises by or for Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Project or the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control except that Landlord's insurance may be subject to control by the holder or holders of any indebtedness secured by a mortgage or deed to secure debt covering any interest of Landlord in the Premises, the Project or the Property.

(d) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed to secure debt covering the Premises, the Project or the Property or the ground lessor of the Property requires that any insurance proceeds to be paid to it, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such person, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Lease Term.

In the event of any damage or destruction to the Project or the Premises by any peril covered by the provisions of this Paragraph 20, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, such portion or all of the property belonging to Tenant or its licensees from such portion or all of the Project or the Premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord harmless from any loss, liability, costs and expenses, including attorneys' fees, arising out of any claim of damage or injury as a result of any alleged failure to properly secure the Premises prior to such removal and/or such removal.

21. **CONDEMNATION.**

(a) If any substantial part of the Project or the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, this Lease shall terminate effective when the physical taking shall occur in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the Lease Term hereof.

(b) If part of the Project or the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof and this Lease is not terminated as provided in subparagraph (a) above, this Lease shall not terminate but the Rent payable hereunder during the unexpired portion of this Lease shall be reduced in proportion to the extent in which the Premises are rendered untenantable by such action, and Landlord shall undertake to restore the Project, improvements and Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all circumstances. Landlord's obligation to restore the Project and the Premises is subject to the condemnation proceeds actually paid to Landlord, net of amounts paid to any holder of a mortgage, deed or trust, or underlying lease, being sufficient to pay the cost of such restoration and repair.

(c) Tenant shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any condemnation, eminent domain or grade change of adjacent streets, the same being hereby assigned to Landlord by Tenant, provided, however, that Tenant may separately claim and receive from the condemning authority, if legally

Landlord ___ Tenant ___

payable, compensation for Tenant's removal and relocation costs and for Tenant's loss of business and/or business interruption.

(d) Notwithstanding anything to the contrary contained in this Paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the term of this Lease, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the term of this Lease; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use of or occupancy of the Premises after the end of the term of this Lease.

22. **SALE OR TRANSFER BY LANDLORD.** In the event of a sale or conveyance by Landlord of the Project, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Tenant agrees to attorn to the purchaser or assignee in any such sale.

23. **RIGHT OF LANDLORD TO PERFORM.** All covenants and agreements to be performed by the Tenant under any of terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or otherwise fail to perform any of its obligations hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the Agreed Interest Rate as defined in Paragraph 8 hereof, from the date of such payment by Landlord shall be payable as additional rent to Landlord on demand, and Tenant covenants to pay any such sums and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

24. **SURRENDER OF PREMISES.**

(a) Deleted.

(b) At the end of the term or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver up to the Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received, or first installed, ordinary wear and tear, damage by fire, earthquake, act of God, or the elements alone excepted. Tenant may, upon the termination of this Lease, remove all moveable furniture and equipment belonging to Tenant, at Tenant's sole cost, title to which shall be in the name of Tenant upon such termination, repairing any damage caused by such removal. Property not so removed shall be deemed abandoned by Tenant, and title to the same shall thereupon pass to Landlord. Upon request by Landlord, unless otherwise agreed to in writing by Landlord, Tenant shall remove, at Tenant's sole cost, any or all permanent improvements or additions to the Premises installed by or at the expense of Tenant and all moveable furniture and equipment belonging to Tenant which may be left by Tenant and repair any damage resulting from such removal.

(c) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

25. **WAIVER.** If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

26. **NOTICES.** Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand delivered in person or sent by United States mail, registered, prepaid, certified return receipt or by next day commercial courier service to the Tenant at the Premises or to the Landlord at the addresses set forth below:

LANDLORD:

**CAPROC Third Avenue LLC**
21500 Haggerty Rd. Suite 100
Northville, MI 48167

With a copy to:

Pension Asset Management, Inc.
101 NE Third Avenue
Suite 1500
Fort Lauderdale, FL 33301

TENANT: (If prior to occupancy)

Azur International, Inc.

Landlord ___ Tenant ___

801 Brickel Ave, #900
Miami, FL 33131
Attn: Don Winfrey

(if after occupancy)

Azur International, Inc.
101 N.E. Third Avenue, #1220
Fort Lauderdale, FL 33301
Attn: Don Winfrey

Any notice, demand or request which shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notice, demand or request is hand-delivered in person, or (ii) on the day following the date on which such notice, demand or request is sent to the party at its foregoing address for overnight delivery by a nationally recognized courier service, or (iii) on the third (3rd) day after the mailing of such notice, demand or request through the United States Mail (certified, return receipt requested) in accordance with the preceding portion of this paragraph.

27. **CERTAIN RIGHTS RESERVED TO LANDLORD.** Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

(a) To change the name of the Project;

(b) To designate all sources furnishing sign painting and lettering, ice, drinking water, towels, coffee cart service and toilet supplies, lamps and bulbs used in the Premises;

(c) To retain at all times passkeys to the Premises;

(d) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Project;

(e) To close the Project after regular work hours and on legal holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Project identify themselves to a watchman by registration or otherwise, that said persons establish their right to enter or leave the Project, or that said persons use key card or other entrance cards to enter the Project; and

(f) To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements of the Premises or the Project, and identification and admittance procedures for access to the Project as may be necessary or desirable for the safety, protection, preservation or security of the Premises or the Project, or Landlord's interest, or as may be necessary or desirable in the operation of the Project.

Landlord may enter the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's obligations hereunder.

28. **ABANDONMENT.** DELETED

29. **SUCCESSORS AND ASSIGNS.** Subject to the provisions of Paragraph 5 hereof, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

30. **ATTORNEY'S FEES.** In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Tenant, Landlord shall be entitled to reasonable attorneys' fees and costs.

31. **CORPORATE AUTHORITY.** If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Florida, that the corporation has full right and authority to enter into this Lease and that each and both of the persons signing on behalf of the corporation are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

32. **MORTGAGE APPROVALS.** Any provisions of this Lease requiring the approval or consent of Landlord shall not be deemed to have been unreasonably withheld if the holder of any mortgage (which shall include the holder of any deed to secure debt) of the Premises, Project or Property or any portion thereof shall refuse or withhold its approval or consent thereto. Any requirement of Landlord pursuant to this Lease which is imposed pursuant to the direction of the holder of any such mortgagee shall be deemed to have been reasonably imposed by Landlord if made in good faith.

33. **MISCELLANEOUS.**

(a) The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. The term "Landlord" in these presents shall include the Landlord, its successors and assigns. In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The term "Tenant" or any pronoun used in place thereof shall indicate and include the

masculine or feminine, the singular or plural number, individuals, firms or corporations and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof.

(b) Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the State of Florida. This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by or on behalf of Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument executed by the parties hereto.

(c) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof.

(d) If any clause, phrase, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease or any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease contract a clause, phrase, provision or portion as may be possible and be valid and enforceable.

(e) Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to causes of any kind whatsoever which are beyond the control of Landlord.

(f) Notwithstanding any other provisions of this Lease to the contrary, if the Commencement Date hereof shall not have occurred before the twentieth (20th) anniversary of the date hereof, this Lease shall be null and void and neither party shall have any liability or obligation to the other hereunder. The purpose and intent of this provision is to avoid the application of the rule against perpetuities to this Lease.

34. **LANDLORD'S LIEN.** DELETED

35. **QUIET ENJOYMENT.** Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the Rent and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

36. **LANDLORD'S LIABILITY.** In no event shall Landlord's liability for any breach of this Lease exceed the amount of Rent then remaining unpaid for the then current term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure or agreed amount of Landlord's liability with respect to any particular breach and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder except only as a maximum amount not to be exceeded in any event. Furthermore, Tenant shall look only to the Landlord's estate and interest in the Project (or to the proceed thereof) for the satisfaction of Tenant's remedies for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord under this Lease, and no other property or other assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease and neither Landlord nor any of the partners comprising any partnership which is the Landlord herein, shall be liable for any deficiency. Nothing contained in this Paragraph shall be construed to permit Tenant to offset against rents due a successor landlord, a judgment (or other judicial process) requiring the payment of money by reason of any default of a prior landlord, except as otherwise specifically set forth herein.

37. **RIGHT TO RELOCATE.** Landlord reserves the right to relocate Tenant during the term of this Lease or any renewal hereof, to office space of similar quality construction standards within the Project. If Landlord exercises this right to relocate Tenant, then any and all relocation costs (including moving fees, but excluding indirect or consequential costs) shall be the responsibility of the Landlord; said costs to be determined prior to the relocation of Tenant.

38. **NO ESTATE.** This contract shall create the relationship of Landlord and Tenant and no estate shall pass out of Landlord. Tenant has only a usufruct not subject to levy and sale and not assignable by Tenant, except as provided for herein and in compliance herewith.

39. **LEASE EFFECTIVE DATE.** Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease and it is not effective as a lease or otherwise until execution and delivery hereof by both Landlord and Tenant.

40. **RULES AND REGULATIONS.** Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Project of any said rules and regulations.

41. **HAZARDOUS MATERIALS.** Tenant shall (i) not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises, the Project or the Property by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material in the Premises, the Project or the Property caused or permitted by Tenant directly or indirectly

Landlord ___ Tenant ___

results in contamination of the Premises, the Project or the Property, or if contamination of the Premises, the Project or the Property by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Project or the Property, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Project or the Property, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, cost incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water in, on or under the Premises, Project or the Property due to the actions of Tenant, its agents, employees, contractors or invitees. Without limiting the foregoing, if the presence of any Hazardous Material in or on the Premises, the Project or the Property caused or permitted by Tenant results in any contamination of the Project or the Property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises, the Project or the Property to the condition existing prior to the introduction of any such Hazardous Material; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Project or the Property. The foregoing indemnity shall survive the expiration or earlier termination of the Lease.

As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste listed as such by the Environmental Protection Agency rules or by any other governmental entity or under any applicable local, state or federal law, rule, regulation or order.

42. **BROKERAGE.** Tenant acknowledges that it has not dealt, consulted or negotiated with any real estate broker, sales person or agent other than Norman W. Adams, P.A. (the "Broker(s)") and Tenant hereby agrees to indemnify and hold harmless Landlord from and against any and all loss, cost, claim and liability, including, without limitation, attorneys' fees and costs resulting from or arising out of any claim that Tenant has dealt or negotiated with any real estate broker, salesperson or agent other than the Broker in connection with the transaction which is the subject of this Lease, it being understood that Landlord shall compensate the Broker pursuant to the terms of a separate agreement. Pursuant to Florida Statutes, Section 475.25(1)(q), Norman W. Adams PA discloses that Norman W. Adams, P.A. is a transaction broker and does not represent either party. The parties hereby acknowledge that this disclosure was given to each party at the first substantive contact.

43. **RADON GAS.** Tenant understands and acknowledges that radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the county public health unit.

44. Deleted.

45. **PARKING.** Pursuant to all terms, provisions, covenants, and conditions contained herein for the Term of this Lease, Landlord hereby authorizes for use by Tenant non-exclusive parking in the Parking Garage up to eight (8) spaces.

The rent for such Parking spaces shall be $65.00 per space per month, plus sales tax. Such rate shall be fixed for the initial term. Parking space rent due hereunder shall be deemed Additional Rent, payable in the same manner as Rent set forth in paragraph 2 hereof, and shall be subject to all of the terms, provisions, conditions and covenants of this Lease pertaining to default in the Payment of Rent.

(b) Landlord reserves the right to rearrange the configuration of any parking spaces, assign particular spaces to other tenants of the Project or otherwise change, manage or alter the Parking Garage in any manner whatsoever, so long as the Tenant is not deprived of the use of its spaces in the Parking Garage. Landlord does not assume any responsibility for an shall not be liable for, any damage or loss of any nature whatsoever to, or any theft of, automobiles or other vehicles or the contents thereof, or to any personal property located therein while in or about the Parking Facilities.

(c) The overnight parking of vehicles is prohibited without the prior approval of the Landlord, which approval may be withheld at Landlord's sole discretion.

46. **ADDENDUM AND EXHIBITS.** Additional terms to this Lease, if any, are set forth in the attached Exhibits or in the attached Addendum, which are hereby incorporated herein by reference as follows:

A. Outline of Premises;
B. Legal Description of Property
C. Space Plan
D. Work Letter Agreement
E. Rules and Regulations
F. Memorandum of Commencement
G. Statement of Agency Disclosure
H. Guarantee

Landlord ____ Tenant ____

IN WITNESS WHEREOF, the parties hereto have executed this Lease on the day and year first above written.

WITNESSES:

LANDLORD:
**CAPROC Third Avenue, L.L.C.**
A Michigan Limited Liability Company

By: CAP LLC Manager, Inc.
Its: Member

By: ______________________
Print Name: Gene S. Thompson
Title: Senior Vice President

WITNESSES:

TENANT:
**Azur International, Inc.**
a NEVADA company/corporation

By: ______________________
Print Name: DON C. WINESEL
Title: PRESIDENT

**EXHIBIT "A"**

**(THE PREMISES)**
**Suite 1220**


12th Floor
4,281 rsf/ 3,707 usf
KEY PLAN
SCHEMATIC WALL LEGEND
FLOOR PLAN
SCALE: N.T.S.
NOTES:
1. THIS DRAWING IS FOR SCHEMATIC PURPOSES ONLY AND IS NOT INTENDED FOR CONSTRUCTION.
2. FURNITURE SHOWN IS N.I.C. UNLESS NOTED OTHERWISE.
3. SIZES OF ROOMS ARE APPROXIMATE & ACTUAL SIZE MAY VARY WHEN VERIFIED IN FIELD.
4. TENANT IS RESPONSIBLE FOR APPROVING LAYOUT SHOWN & FOR PROVIDING ARCHITECT WITH POWER, VOICE & DATA LOCATIONS / REQUIREMENTS.
5. THIS PLAN MAY REFLECT EXISTING CONDITIONS SUPPLIED TO CONCEPT STUDIOS BY OTHERS. CONCEPT STUDIOS IS NOT RESPONSIBLE FOR AS-BUILT CONDITIONS THAT HAVE NOT BEEN VERIFIED BY THIS OFFICE.
6. ACTUAL SCALE AS NOTED MAY BE REDUCED OR ALTERED FOR FAX TRANSMISSION.

Landlord ___ Tenant ___

EXHIBIT "B"

"LEGAL DESCRIPTION OF PROPERTY"

101 Building

Lot 1, less the East 20 feet thereof, and all of Lots 3 and 5 in Block "E" of GEORGE PHIPPENS SUBDIVISION OF LOTS 3 THROUGH 6, BLOCK 1 AND LOTS 3 THROUGH 10 OR BLOCK 14 OF THE TOWN OF FORT LAUDERDALE, according to the Plat thereof, recorded in Plat Book B, Page 146, of the Public Records of Dade County, Florida; said lands situate, lying and being in Broward County

Tower 101

Lots 7 and 9, Block "E" GEORGE PHIPPENS SUBDIVISION, according to the Plat thereof, as recorded in Plat Book "B", Page 146, The Public Records of Dade County, Florida; said lands situate, lying and being in Broward County

Landlord ___ Tenant ___

**EXHIBIT "C"**

**SPACE PLAN-Suite 1220**
**(Furniture not included)**

## 12th Floor

**4,281 rsf/ 3,707 usf**



**FLOOR PLAN**
**SCALE: N.T.S.**



**KEY PLAN**

**SCHEMATIC WALL LEGEND**

NOTES:

1. THIS DRAWING IS FOR SCHEMATIC PURPOSES ONLY AND IS NOT INTENDED FOR CONSTRUCTION
2. FURNITURE SHOWN IS N.I.C. UNLESS NOTED OTHERWISE
3. SIZES OF ROOMS ARE APPROXIMATE & ACTUAL SIZE MAY VARY WHEN VERIFIED IN FIELD.
4. TENANT IS RESPONSIBLE FOR APPROVING LAYOUT SHOWN & FOR PROVIDING ARCHITECT WITH POWER, VOICE & DATA LOCATIONS / REQUIREMENTS.
5. THIS PLAN MAY REFLECT EXISTING CONDITIONS SUPPLIED TO CONCEPT STUDIOS BY OTHERS. CONCEPT STUDIOS IS NOT RESPONSIBLE FOR AS-BUILT CONDITIONS THAT HAVE NOT BEEN VERIFIED BY THIS OFFICE
6. ACTUAL SCALE AS NOTED MAY BE REDUCED OR ALTERED FOR FAX TRANSMISSION

Landlord ___ Tenant ___

EXHIBIT "D"

TENANT IMPROVEMENTS

1. **Tenant Improvements:** Landlord shall perform, or cause to be performed at its sole cost and expense, certain Tenant Improvements ("Tenant Improvements") to the Premises as follows: recarpet and repaint the Premises with Building Standard materials as selected by Tenant.

2. **Tenant's Work.** All work not within the scope of Landlord's construction of the Premises, such as the, furniture, telephone equipment, and office equipment, shall be furnished and installed by Tenant at Tenant's expense. Tenant shall conduct its work in such a manner as to maintain harmonious labor relations and as to not to interfere unreasonably with or delay the work of Landlord's contractors or the subcontractors of other tenants. Tenant's contractors, subcontractors, and labor shall be reasonably approved by Landlord, shall be subject to the administration supervision of Landlord's construction supervisor and shall provide insurance certificates in advance showing adequate insurance coverage (in Landlord's sole discretion) and naming Landlord and Pension Asset Management, Inc. as additional insureds. Contractors and subcontractors engaged by Tenant shall employ persons and means to insure so far as may be possible the progress of the work without interruption on account of strikes, work stoppages, or similar causes for delay. Landlord shall give access to the Premises to Tenant to adapt the Premises for Tenant's use provided, however, that if such entry is prior to the Commencement Date, such entry shall be subject to all of the terms and conditions of the Lease except the payment of rent, and such entry shall not delay the Commencement Date. All work performed by Tenant or at Tenant's expense shall conform to and comply with any and all local, state, and federal building codes, ordinances, and the N.F.P.A. Life Safety Code.

3. **Rental Commencement:** Subject to all the provisions of Article 2 of the Lease, Tenant's obligation to pay rent shall not commence until Landlord has substantially completed all work to be performed by Landlord per this Work Letter (except for completion of minor punch list items), provided, however, that if any delay in substantial completion by Landlord is due to Tenant's failure or delay caused by or attributable to Tenant, the Commencement Date as defined in Section 1 of the Lease shall be deemed to be the date determined.

4. **Completion.** Landlord, its employees, agents and contractors shall be allowed to enter upon the Premises at any and all reasonable time following the Commencement Date as is necessary to complete any unfinished details, and such entry shall not constitute an actual or constructive eviction of Tenant, in whole or part, nor shall it entitle Tenant to any abatement or diminution of rent or relieve Tenant from any of its obligations under the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter.

WITNESSES:

LANDLORD:
**CAPROC Third Avenue, L.L.C.**
A Michigan Limited Liability Company

By: CAP LLC Manager, Inc.
Its: Member

By: ______________________
Print Name: Gene S. Thompson
Title: Senior Vice President

TENANT:
**Azur International, Inc.**
a NEVADA company/corporation

WITNESSES:

By: ______________________

Landlord ____ Tenant ____

**EXHIBIT "E"**

RULES AND REGULATIONS

Except as otherwise set forth to the contrary in the Lease, Tenant shall comply with the following Rules and Regulations:

1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenants or used by them for any purpose other than for ingress and egress from their respective Premises. The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Project and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of such Tenant's business unless such persons are engaged in illegal activities. No Tenant, and no employees or invitees of any Tenant, shall go upon the roof of the building, except as authorized by Landlord.

2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of Leased Premises shall be inscribed, painted, affixed, installed or otherwise displayed by any Tenant either on its Premises or any part of the Project without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, or notice without notice to and at the expense of Tenant.

If Landlord shall have given such consent to any Tenant at any time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice.

All approved signs or lettering on doors and walls shall be printed, painted, affixed and inscribed at the expense of the Tenant by a person approved by Landlord.

3. The bulletin board or directory of the Project will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window or door on any Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Project. No articles shall be placed or kept in the windowsills so as to be visible from the exterior of the Project. No articles shall be placed against partitions or doors that might appear unsightly from outside Tenant's Premises.

5. Landlord reserves the right to exclude from the Project between the hours of 6:00 p.m. and 8:00 a.m., weekdays, and all hours on Saturdays, Sundays, and holidays all persons who are not Tenants or their accompanied guests in the Project. Each Tenant shall be responsible for all persons for whom it allows to enter the Project and shall be liable to Landlord for all acts of such persons.

Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Project of any person.

During the continuance of any invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Project by closing the doors, or otherwise, for the safety of Tenants and protection of the Project and property in the Project.

6. No Tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the building for the purpose of cleaning same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the Premises. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person.

7. No Tenant shall obtain or maintain for use upon its Premises coin operated vending machines or accept barbering or bootblacking services in its Premises except from persons authorized by Landlord.

8. Each Tenant shall see that all doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the Tenant or its employees leave such Premises, and that all utilities shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other Tenants or occupants of the Project of Landlord. On multiple tenancy floors, all Tenants shall keep the door or doors to the Project corridors closed at all times except for ingress and egress.

9. As more specifically provided in the Tenant's Lease of the Premises, Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Project's heating

Landlord ______ Tenant ______

and air conditioning, and shall refrain from attempting to adjust any controls.

10. No Tenant shall alter any lock or access device or any bolt on any door of its Premises without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

11. No Tenant shall make or have made additional copies of any keys or access devices provided by Landlord.

Each Tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys or access devices for the Project, offices, rooms and toilet rooms which shall have been furnished to the Tenant or which the Tenant shall have had made in the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefore.

12. The toilet rooms, toilets, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever, including, but not limited to coffee grounds shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant, who, or whose employees or invitees shall have caused it.

13. No Tenant shall use or keep in its Premises or the Project any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment. No Tenant shall use any method of heating or air conditioning other than that supplied by Landlord.

14. No Tenant shall use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance or permit or suffer such Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business thereto, nor shall any animals or birds be brought or kept in or about any Premises of the Project.

15. No cooking shall be done or permitted by any Tenant on its Premises (except that use by the Tenant of Underwriters' Laboratory approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for Tenants and their employees shall be permitted, provided that such equipment and use is in accordance with applicable federal, state and city laws, codes, ordinances, rules and regulations) nor shall Premises be used for lodging.

16. Except with the prior written consent of Landlord, no Tenant shall sell, permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on any Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any Premises for the service or accommodation of occupants of any other portion of the Project, nor shall the Premises of any Tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall the Premises of any Tenant be used for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in such Tenant's Lease.

17. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with Landlord's instructions in their installation.

18. Landlord will direct electricians as to where and how telephones, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes or other office equipment affixed to all Premises shall be subject to the written approval of Landlord.

19. No Tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Project. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

20. No Tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal or any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

21. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Project or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture, files, bookcases or other heavy equipment brought into the Project. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss or damage to any such safe, equipment or property from any cause, and all damage done to the Project by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Project or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Project shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Project must be acceptable by Landlord.

22. No Tenant shall place a load upon any floor of the Premises that exceeds the load per square foot that such

Landlord ___ Tenant ___

floor was designed to carry and which is allowed by law. No Tenant shall mark, drive nails, screws or drill into, the partitions, woodwork or plaster or in any way deface such Premises or any part thereof.

23. There shall not be used in any space, or in the public areas of the Project, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into or kept in or about the Premises.

24. Each Tenant shall store all its trash and garbage within the interior of its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in this area without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord may designate.

25. Canvassing, soliciting, distributing of handbills or any other written material and peddling in the Project are prohibited and each Tenant shall cooperate to prevent the same. No Tenant shall make room-to-room solicitation of business from other tenants in the Project.

26. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Project.

27. Without the prior written consent of Landlord, Tenant shall not use the name of the Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall comply with all energy conservation, safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. The requirements of Tenants will be attended to only upon application at the office of the Project by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless upon special instructions from Landlord, and no employees will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

31. All wallpaper or vinyl fabric materials that Tenant may install on painted walls shall be applied with a strippable adhesive. The use of non-strippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

32. Tenant shall provide and maintain hard surface protective mats under all desk chairs that are equipped with casters to avoid excessive wear and tear to carpeting. If Tenant fails to provide such mats, the cost of carpet repair or replacement made necessary by such wear and tear shall be charged to and paid for by Tenant.

33. Tenant will refer all contractors, contractors' representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Project, including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Project.

34. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to properly.

35. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

36. No Tenant occupying offices abutting interior atriums (if any) within Premises shall place materials of any sort within three (3) feet of glass walls without prior written consent of Landlord. Landlord reserves the right to require the rearrangement, at Tenant's expense, of any furnishings which are inconsistent with the design standards of the Landlord, that are in view from the Project public areas.

37. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Premises in the Project.

38. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Project.

39. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations that are adopted.

Landlord ____ Tenant ____

40. Tenant shall not place any furniture, desks, signage or other items in any portion of the Premises that fronts the atriums without obtaining the Landlord's prior written consent.

**EXHIBIT F**

***** SAMPLE *****

**MEMORANDUM OF COMMENCEMENT DATE**

Pursuant to that certain Lease ("Lease") between **CAPROC Third Avenue, LLC** ("Landlord") and **Azur International, Inc.** ("Tenant") dated February ___, 2005.

Landlord and Tenant have agreed that 11 MARCH 2005 is the Commencement date of Lease and ________________ is the Expiration of Date of such lease and that such Lease will remain in full force and effect according to its terms.

IN WITNESS THEREOF, the parties have caused this Memorandum of Commencement Date to be executed this ________ day of ____________, 20__.

WITNESSES:

LANDLORD:
**CAPROC Third Avenue, L.L.C.**
A Michigan Limited Liability Company

______________________________

By: CAP LLC Manager, Inc.
Its: Member

______________________________

By: ______________________
Print Name: Gene S. Thompson
Title: Senior Vice President

WITNESSES:

TENANT:
**Azur International, Inc.**

[signature]

By: [signature]
Its: PRESIDENT

Landlord [initials] Tenant [initials]

**EXHIBIT "G"**

**STATEMENT OF AGENCY DISCLOSURE**

| | | |
|---|---|---|
| RE: | PROPERTY: | **101 NE Third Avenue Fort Lauderdale, Florida 33301** |
| | LANDLORD: | **CAPROC Third Avenue, LLC** |
| | TENANT: | **Azur International, Inc.** |

**Pursuant to Chapter 475, Florida Statutes, Rule 21V-10.033 Agency Disclosure. Norman W. Adams P.A. hereby notifies the undersigned that in the transaction referenced above, Norman W Adams P.A. represents:**

- ( ) **LANDLORD**
- ( ) **TENANT**
- (x) **Neither LANDLORD nor TENANT as expressly consented to as evidenced by authorized signature below.**

**The undersigned hereby acknowledges receipt of this Statement prior to the execution of the subject contract/lease.**

LANDLORD
**CAPROC Third Avenue, L.L.C.**
A Michigan Limited Liability Company

By: CAP LLC Manager, Inc
Member of the ownership entity.

Print Name: Gene S. Thompson
Title: Senior Vice President

Date: 2/28/05

TENANT:
**AZUR INTERNATIONAL, Inc.**

By:
Print Name: DON C. WINFREY
Title: PRESIDENT

Date: 2-27-05